Income tax expense	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income tax expense	Income tax expense
Sanofi has elected for tax consolidations in a number of countries, principally France, Germany, the United Kingdom and the United States.
The table below shows the allocation of income tax expense between current and deferred taxes:

(€ million)	2023	2022	2021
Current taxes	(2,560)	(2,774)	(1,908)
Deferred taxes	958	768	350
Total	(1,602)	(2,006)	(1,558)
Income before tax and investments accounted for using the equity method	7,153	10,422	7,798
The difference between the effective tax rate and the standard corporate income tax rate applicable in France is explained as follows:

(%)	2023	2022	2021
Standard tax rate applicable in France	25.8	25.8	28.4
Difference between the standard French tax rate and the rates applicable to Sanofi(a)	(13.6)	(6.5)	(9.5)
Revisions to tax exposures and settlements of tax disputes	2.7	(0.8)	1.0
Probable reversal of temporary differences on investments in Consumer Healthcare subsidiaries(b)	5.1	—	—
Fair value remeasurement of contingent consideration	0.1	(0.2)	—
Other items(c)	2.3	0.9	0.1
Effective tax rate	22.4	19.2	20.0
(a)    The difference between the French tax rate and tax rates applicable to foreign subsidiaries reflects the fact that Sanofi has operations in many countries, most of which have lower tax rates than France.
(b)    In accordance with IAS 12, a deferred tax liability was recognized in 2023 on the temporary differences arising on investments in subsidiaries which Sanofi expects will reverse in connection with the proposed separation of the Consumer Healthcare business, as announced in October 2023.
(c)    In determining the amount of the deferred tax liability for 2023, 2022 and 2021, Sanofi took into account changes in the ownership structure of certain subsidiaries.

For the periods presented, the amount of deferred tax assets recognized in profit or loss that were initially subject to impairment losses at the time of a business combination is immaterial.